COMMITMENTS AND CONTINGENT LIABILITIES	3 Months Ended
Mar. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES
Assets Pledged

(in millions of $)	March 31, 2013
Book value of consolidated assets pledged under ship mortgages	$2,214

The Company and its equity-accounted subsidiaries have funded their acquisition of vessels, jack-up rig and ultra deepwater drilling units through a combination of equity and long-term debt. Providers of such long-term loan facilities usually require that the loans be secured by mortgages against the assets being acquired. As at March 31, 2013, the Company ($1.7 billion) and its equity-accounted subsidiaries ($1.2 billion) had a combined outstanding indebtedness of $2.9 billion (December 31, 2012: $3.0 billion) under various credit facilities. All of the Company’s vessels and jack-up rig and the ultra deepwater drilling units of its equity-accounted subsidiaries have been pledged under mortgages in respect of this outstanding indebtedness.
Other Contractual Commitments
The Company has arranged insurance for the legal liability risks for its shipping activities with Assuranceforeningen SKULD, Assuranceforeningen Gard Gjensidig and Britannia Steam Ship Insurance Association Limited, all mutual protection and indemnity associations. On certain of the vessels insured, the Company is subject to calls payable to the associations based on the Company’s claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which may result in additional calls on the members.
In May 2011, the Company sold its 100% owned subsidiary, Rig Finance II Limited to Seadrill. Following the sale of Rig Finance II Limited, the Company has agreed to continue providing a $20 million guarantee on the entity’s term loan facility until June 2013, or such earlier date as the term loan facility is repaid in full. The guarantee is fully indemnified by Seadrill.
The Company has provided a guarantee for the senior secured loan financing relating to the container vessel chartered-in by SFL Corte Real Limited, which is a wholly-owned subsidiary accounted for using the equity method (see Note 4). At March 31, 2013, the outstanding balance on the loan, which is secured by a first priority mortgage on the vessel, was $52.6 million (December 31, 2012: $52.6 million).

The Company has provided guarantees for the secured term loan facilities relating to SFL West Polaris and SFL Deepwater which are wholly-owned subsidiaries of the Company accounted for using the equity method. The Company’s (100%) share of their assets and liabilities which includes the balances of their loan facilities is presented on its balance sheet on a net basis within ‘Investment in associated companies’. As of March 31, 2013, the guarantees provided to the providers of these entities’ loan facilities were limited to $300 million (December 31, 2012: $270 million) on a combined basis. As of March 31, 2013, the combined outstanding balance of these entities’ loan facilities of $1.2 billion (December 31, 2012: $1.2 billion) was included in the determination of the carrying value of Company’s investment in associated companies.

At March 31, 2013, the Company had contractual commitments under newbuilding contracts totaling $172.5 million (December 31, 2012: $189.6 million).

The Company is routinely party both as plaintiff and defendant to lawsuits in various jurisdictions under charter hire obligations arising from the operation of its vessels in the ordinary course of business. The Company believes that the resolution of such claims will not have a material adverse effect on its results of operations or financial position. The Company has not recognized any contingent gains or losses arising from the pending results of any such lawsuits.